UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2022 (March 2, 2022)

AMERICA GREAT HEALTH

(Exact name of registrant as specified in its charter)

Wyoming	000-27873	98-0178621
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

1609 W Valley Blvd Unit 338

Alhambra, CA 91803

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 988-1333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01         Changes in Registrant’s Certifying Accountant

On March 2, 2022, WWC, P.C .(“WWC”) was appointed as the new independent registered public accounting firm for America Great Health (the “Company”). The decision to appoint WWC was approved by the Company’s Board of Directors. Prior to engaging WWC on March 2, 2022, the Company has not consulted WWC regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did the Company consult with WWC regarding any disagreements with the Company’s prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Simultaneously with the appointment of WWC, on March 2, 2022, TAAD, LLP (“TAAD”) was terminated as the independent registered public accounting firm for the Company. The decision to change audit firms from TAAD to WWC was approved by the Company’s Board of Directors.

The report of TAAD on the financial statements of the Company as of and for the years ended June 30, 2021 and June 30, 2020 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Company’s years ended June 30, 2021 and 2020, and through March 2, 2022, there were no disagreements with TAAD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to TAAD’s satisfaction, would have caused TAAD to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements.

During the Company’s years ended June 30, 2021 and 2020, and through March 2, 2022, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided TAAD with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that TAAD furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16 hereto is a copy of TAAD’s letter to the SEC, dated March 8, 2022.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit 16	Letter from TAAD, LLP to the Securities and Exchange Commission dated March 8, 2022.
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICA GREAT HEALTH (Name of Registrant)

Date: March 9, 2022	By:	/s/ Mike Wang

	Name:	Mike Wang
	Title:	President (Principal Executive Officer)